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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510


                        SUPPLEMENT TO THE PROSPECTUS OF
             MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES,
                                 CLASS X SHARES

                               DATED MAY 1, 2000


     The European Growth Portfolio of the Fund has received authorization to purchase and sell stock index futures contracts and options thereon. The disclosure in the section entitled "Principal Investment Strategies" with respect to the Portfolio's investments in options on foreign currencies on page 24 of the Prospectus is hereby revised as follows:


     The Portfolio may invest up to 5% of its assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.


     Information regarding the risks of options and futures may be found on page 45 of the Prospectus in the section entitled "Additional Risk Information."



June 22, 2000